                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            FIRST HEALTH GROUP CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                FirstHealth Logo

                                 April 17, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of First Health Group Corp. (formerly known as HealthCare COMPARE Corp.) to be held on Tuesday, May 19, 1998, at the offices of the Company, 3200 Highland Avenue, Downers Grove, Illinois, beginning at 10:00 a.m. The Board of Directors and management are looking forward to personally greeting stockholders who attend the meeting.

     In addition to electing directors, you are being asked to consider a proposal to approve the Company's 1998 Directors' Stock Option Plan and the 1998 Stock Option Plan. Historically, the Company's stock option plans have been a key factor in the Company's ability to hire, retain and motivate its employees and to attract and retain highly-qualified directors. If approved by stockholders, the 1998 Stock Option Plan will enable the Company to grant to its almost 4,000 eligible employees options to purchase up to an aggregate of 1,400,000 shares of Common Stock, which represents less than one-third the number of shares repurchased by the Company since August 1996. The Board of Directors believes both the 1998 Directors' Stock Option Plan and the 1998 Stock Option Plan are in the best interests of the Company and its stockholders and recommends a vote FOR each of these proposals. They are more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

     Whether or not you plan to attend the Annual Meeting, we urge you to exercise your right to vote by promptly completing and returning your signed proxy card in the envelope provided.

     Thank you for your cooperation and continued support.

                                          Sincerely,

                                          Thomas J. Pritzker

                                          Thomas J. Pritzker
                                          Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 19, 1998

     Notice is hereby given that the Annual Meeting of Stockholders of First Health Group Corp., a Delaware corporation (the "Company"), will be held at the offices of the Company, 3200 Highland Avenue, Downers Grove, Illinois 60515 on Tuesday, May 19, 1998 at 10:00 a.m., local time, for the following purposes:

          (1) To elect eleven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

          (2) To consider and vote upon a proposal to approve the Company's 1998 Directors' Stock Option Plan;

          (3) To consider and vote upon a proposal to approve the Company's 1998 Stock Option Plan; and

          (4) To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 30, 1998 are entitled to notice of and to vote at the meeting and any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's executive offices, for any purpose germane to such meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting.

                                          By Order of the Board of Directors,

                                          RONALD H. GALOWICH
                                          Ronald H. Galowich
                                          Secretary

Downers Grove, Illinois
April 17, 1998

     THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE TO DO SO.

                            FIRST HEALTH GROUP CORP.
                              3200 HIGHLAND AVENUE
                         DOWNERS GROVE, ILLINOIS 60515

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 19, 1998

                                  INTRODUCTION

     The Board of Directors of First Health Group Corp., a Delaware corporation (the "Company"), is soliciting the accompanying proxy for use at the Annual Meeting of Stockholders of the Company to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any postponements or adjournments thereof. The Company's principal executive offices are located at 3200 Highland Avenue, Downers Grove, Illinois 60515, and its telephone number is (630) 241-7900. Stockholders of record at the close of business on March 30, 1998 are entitled to notice of and to vote at the meeting. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about April 17, 1998.

                                  THE MEETING

VOTING AT THE MEETING

     On March 30, 1998, 31,524,560 shares of common stock, $.01 par value (the "Common Stock"), were issued and outstanding and held by approximately 1,100 holders of record. Each holder of Common Stock issued and outstanding on March 30, 1998 is entitled to one vote for each share of Common Stock held on that date on all matters submitted to a vote of stockholders at the meeting.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum. The affirmative vote of the holders of a plurality of the shares represented at the meeting, in person or by proxy, will be necessary for the election of directors. The affirmative vote of the holders of a majority of the shares voting thereon, in person or by proxy, will be necessary for the approval of (i) the 1998 Directors' Stock Option Plan (the "Directors' Plan") and (ii) the 1998 Stock Option Plan (the "1998 Plan").

PROXIES AND PROXY SOLICITATION

     All shares of Common Stock represented by properly executed proxies will be voted at the meeting in accordance with the directions marked on the proxies, unless such proxies previously have been revoked. If no directions are indicated on such proxies, they will be voted FOR the election of each nominee named below under "Election of Directors," FOR approval of the Directors' Plan and FOR approval of the 1998 Plan. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment. Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the meeting, he may elect to revoke his proxy and vote his shares personally.

     Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to a vote of the stockholders. If a broker indicates on a proxy that he or she does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for quorum purposes but will not be considered as present and entitled to vote with respect to that matter.

     In addition to solicitation by mail, the Company has hired the firm of D.F. King & Co. Inc. to assist in the solicitation of proxies at an estimated cost of not more than $7,500. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or other means of communication. The Company will ask brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Common Stock which are held of record by such brokers and fiduciaries and will reimburse them for their reasonable out-of-pocket expenses.

              COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock as of March 30, 1997.

                                                             NUMBER OF SHARES   APPROXIMATE
                                                               BENEFICIALLY     PERCENT OF
                      NAME AND ADDRESS                            OWNED            CLASS
                      ----------------                       ----------------   -----------
CIBC Trust Company (Bahamas) Limited, as Trustee of             2,000,000          6.3%
  Settlement T-551(1).......................................
  Post Office Box N-3933
  Shirley Street
  Nassau, Bahamas
Lincoln Capital Management Company(2).......................    1,923,500          6.1%
  200 South Wacker Drive
  Suite 2100
  Chicago, Illinois 60606
Dodge & Cox, Inc. ..........................................    1,851,100          5.9%
  One Sansome Street
  35th Floor
  San Francisco, California 94104

-------------------------
(1) The beneficiaries of the trusts are the grandchildren of A.N. Pritzker, deceased. The trustee has sole voting and investment power with respect to such shares.

(2) In the Schedule 13G it filed with the Securities and Exchange Commission, Lincoln Capital Management Company disclaims beneficial ownership of such shares.

                      COMMON STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of Common Stock by (i) each director and nominee, (ii) each executive officer named in the Summary Compensation Table appearing elsewhere herein, and (iii) all directors and executive officers as a group as of March 30, 1998. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

                                                                                      APPROXIMATE
                                                               NUMBER OF SHARES    PERCENT OF CLASS
                            NAME                              BENEFICIALLY OWNED   (IF MORE THAN 1%)
                            ----                              ------------------   -----------------
Robert J. Becker, M.D., F.A.C.P. ...........................        93,900(1)          *
Michael J. Boskin, Ph.D. ...................................        30,000(2)          *
Daniel S. Brunner...........................................       123,795(3)          *
Robert S. Colman............................................       141,312(4)          *
Ronald H. Galowich..........................................        93,000(5)          *
Harold S. Handelsman........................................        13,000(6)          *
Burton W. Kanter............................................        31,000(7)          *
Don Logan...................................................        13,000(8)          *
Thomas J. Pritzker..........................................       689,200(9)            2.1%
David E. Simon..............................................        23,000(10)         *
James C. Smith..............................................       554,867(11)           1.7%
Mary Anne Carpenter.........................................        48,783(12)         *
Patrick G. Dills............................................        49,418(13)         *
Joseph E. Whitters..........................................        80,331(14)         *
Edward L. Wristen...........................................        80,741(15)         *
All Directors and Executive Officers as a Group (15
  persons)..................................................     2,065,347(16)           6.1%

-------------------------
  *  Less than 1%.

 (1) Includes 8,000 shares subject to immediately exercisable options held by Dr. Becker and 50,000 shares beneficially owned by Dr. Becker's wife.

 (2) Consists of 30,000 shares subject to immediately exercisable options held by Dr. Boskin.

 (3) Includes 11,250 shares subject to immediately exercisable options held by Mr. Brunner and 60,000 shares held by a trust of which Mr. Brunner is a co-trustee.

 (4) Consists of 25,000 shares subject to immediately exercisable options held by Mr. Colman, 116,126 shares held by a trust of which Mr. Colman is the trustee and 186 shares beneficially owned by Mr. Colman's wife.

 (5) Includes 24,000 shares subject to immediately exercisable options held by Mr. Galowich.

 (6) Consists of 13,000 shares subject to immediately exercisable options held by Mr. Handelsman.

 (7) Consists of 31,000 shares subject to immediately exercisable options held by Mr. Kanter. Does not include 190,000 shares owned by Walnut Capital Corp., of which Mr. Kanter is the Chairman of the Board, or 10,000 shares owned by Walnut Financial Services, Inc. of which Mr. Kanter is the Chairman of the Board. Mr. Kanter disclaims beneficial ownership of all shares owned by Walnut Capital Corp. and by Walnut Financial Services, Inc.

 (8) Consists of 13,000 shares subject to immediately exercisable options held by Mr. Logan.

 (9) Includes 94,000 shares subject to immediately exercisable options held by Mr. Pritzker.

(10) Consists of 23,000 shares subject to immediately exercisable options held by Mr. Simon.

(11) Includes 57,696 shares held by a foundation of which Mr. Smith is an officer and director.

(12) Includes 28,000 shares subject to immediately exercisable options held by Ms. Carpenter.

(13) Includes 24,000 shares subject to immediately exercisable options held by Mr. Dills.

(14) Includes 50,300 shares subject to immediately exercisable options held by Mr. Whitters.

(15) Includes 52,000 shares subject to immediately exercisable options held by Mr. Wristen.

(16) Includes an aggregate of 426,550 shares subject to immediately exercisable options.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who beneficially own more than 10% of the outstanding Common Stock to file reports of initial ownership and changes in ownership of Common Stock with the Securities and Exchange Commission (the "Commission"). Based solely on a review of such reports furnished to the Company, the Company believes that during 1997 all persons known by it to be subject to these requirements complied with them on a timely basis except for Susan Smith, who filed one untimely report.

                             ELECTION OF DIRECTORS

     At the meeting, eleven directors will be elected to the Board of Directors. Each director elected at the meeting will hold office until the next Annual Meeting of Stockholders of the Company or until his respective successor is duly elected and qualified.

     The Board of Directors has nominated and it is the intention of the persons named in the enclosed proxy to vote for the election of the nominees named below, each of whom has consented to serve as a director if elected. All of the nominees have previously been elected at meetings of the Company's stockholders.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

     The following information is furnished with respect to each nominee:

                 NAME, PRINCIPAL OCCUPATION                          YEAR FIRST
                 AND OTHER DIRECTORSHIPS(1)                   AGE     ELECTED
                 --------------------------                   ---    ----------
Robert J. Becker, M.D., F.A.C.P.............................  75        1982
Chairman Emeritus and private investor since May 1990;
founder of the Company and Chairman of the Board from its
inception to May 1990; prior thereto, engaged in the
practice of internal medicine (allergy and clinical
immunology) for 26 years.
Michael J. Boskin, Ph.D.....................................  52        1994
Professor of Economics, Stanford University since 1971;
Research Associate, National Bureau of Economic Research
since 1975; President and Chief Executive Officer of Boskin
& Company, an economic consulting firm, since 1980; Adjunct
Scholar, American Enterprise Institute since 1993; Chairman
of the Council of Economic Advisors from 1989 to 1993;
director of Oracle Systems, Inc., a developer of computer
software, Exxon Corporation, an integrated oil and gas
company and Airtouch Communications, Inc., a wireless
communications company.
Daniel S. Brunner...........................................  54        1988
Executive Vice President -- Government Affairs of the
Company since January 1994; Chief Operating
Officer -- Policy and Government Affairs of the Company from
1992 to January 1994.

                 NAME, PRINCIPAL OCCUPATION                          YEAR FIRST
                 AND OTHER DIRECTORSHIPS(1)                   AGE     ELECTED
                 --------------------------                   ---    ----------
Robert S. Colman............................................  56        1992
Founder in 1996 of Colman Partners, a private merchant
banking firm; partner since 1991 of Colman Furlong & Co., a
private merchant banking firm; director of Cleveland-Cliffs,
Inc., a producer and processor of iron ore; and Van Wagoner
Funds, Inc., a no-load, open-end management investment
company.
Ronald H. Galowich..........................................  62        1982
Chairman of the Board of Madison Group Holdings, Inc., a
multipurpose business and investment company, since 1990;
Chairman, Madison Realty Group, Inc., a real estate
investment and development firm, since 1985; Chairman and
Chief Executive Officer of Madison Information Technologies,
Inc., a data integration, software solutions and technology
company serving the healthcare industry, since 1994;
Secretary of the Company since 1983; General Counsel of the
Company from 1983 to March 1997; Executive Vice President of the Company from 1983 to May 1994.
Harold S. Handelsman........................................  51        1996
Senior executive officer of Hyatt Corporation, a diversified company primarily engaged in real estate and hotel
management activities, since 1978; and Senior Vice
President, General Counsel and Secretary of Hyatt
Corporation since 1983; director of a number of private
corporations.
Burton W. Kanter............................................  67        1984
Of counsel to the law firm of Neal, Gerber & Eisenberg since
1986; Chairman of the Board of Walnut Financial Services,
Inc., a venture capital and consulting firm, since February
1995; Chairman of the Board of Walnut Capital Corp., a
venture capital firm, since 1983; director of Logic Devices
Incorporated, a manufacturer of microchips; and Scientific
Measurement Systems, Inc., a manufacturer and retailer of
industrial tomographic machines.
Don Logan...................................................  54        1996
President and Chief Executive Officer of Time Inc., a wholly owned subsidiary of Time Warner Inc., since 1994; President
and Chief Operating Officer of Time Inc. from June 1992 to
July 1994; Chairman and Chief Executive Officer of Southern
Progress Corp., a wholly owned subsidiary of Time Inc.,
prior to June 1992.
Thomas J. Pritzker..........................................  47        1990(2)
Chairman of the Board of the Company since May 1990;
President of Hyatt Corporation, a diversified company
primarily engaged in real estate and hotel management
activities, since March 1979.
David E. Simon..............................................  36        1990
President, Chief Executive Officer and director of Simon
DeBartolo Group, Inc., a real estate investment trust which
is a shopping center owner, developer and manager, since
1993; Executive Vice President and Chief Financial Officer
of Melvin Simon & Associates, Inc., a privately-held firm
engaged in the development of shopping centers, since 1990;
Vice President of Wasserstein Perella & Co., Inc., an
investment banking firm, from 1988 to 1990.
James C. Smith..............................................  57        1984
President and Chief Executive Officer of the Company since
January 1984.

-------------------------
(1) Only directorships of issuers with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act and directorships of issuers registered as investment companies under the Investment Company Act of 1940, as amended, are required to be listed in the above table.

(2) Mr. Pritzker previously served as a director of the Company from 1985 to 1986.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The Board of Directors has designated an Audit Committee, a Compensation Committee and a Committee on Director Affairs. The current members of the Audit Committee are Burton W. Kanter (Chairman), Michael J. Boskin, Ronald H. Galowich and Robert J. Becker, M.D. The current members of the Compensation Committee are Robert S. Colman (Chairman), David E. Simon and Don Logan. The current members of the Committee on Director Affairs are Michael J. Boskin (Chairman), Robert S. Colman and Thomas J. Pritzker.

     The functions of the Audit Committee include reviewing the independence of the Company's independent auditors, recommending to the Board of Directors the engagement and discharge of independent auditors, reviewing with the independent auditors the plan, scope and results of auditing engagements, reviewing the accounting principles being applied and the effectiveness of internal controls, assuring, in its oversight role, that management fulfills its responsibilities in the preparation of the Company's financial statements, directing and supervising special investigations at the Board of Directors' request and reviewing and approving or disapproving specific transactions when requested to do so by the Board of Directors.

     The functions of the Compensation Committee include administering and interpreting the Company's various stock option and stock purchase plans, and making certain recommendations to the Board of Directors with respect to executive compensation and the hiring of members of senior management whose salaries exceed a level specified from time to time by the Board of Directors.

     The functions of the Committee on Director Affairs include identifying potential candidates to serve as directors of the Company, recommending such candidates to the Board of Directors and providing an annual assessment to the Board of its performance. The Committee on Director Affairs will consider nominees recommended by stockholders. Any suggestions may be submitted in writing to the attention of "Committee on Director Affairs of the Board of Directors" at the Company's principal offices.

     During 1997, the Board of Directors held 5 meetings, the Audit Committee held 3 meetings, the Compensation Committee held 2 meetings and the Committee on Director Affairs held 1 meeting. Each director attended all meetings held by the Board of Directors and the committees on which he served during 1997, with the exception of Don Logan who attended 80% of such meetings and David Simon who attended 40% of such meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the committee, during 1997, was an officer or employee of the Company or any of its subsidiaries.

CERTAIN OTHER TRANSACTIONS

     Trusts for the benefit of certain members of the Pritzker family beneficially own approximately 6.3% of the Common Stock. See "Common Stock Ownership of Certain Beneficial Owners." In addition, other trusts for the benefit of certain members of the Pritzker family control Hyatt Corporation ("Hyatt") and other trusts for the benefit of certain members of the Pritzker family own, directly or indirectly, Marmon Holdings, Inc. ("Marmon"). As used herein, "Pritzker family" refers to the lineal descendants of Nicholas J. Pritzker, deceased. Thomas J. Pritzker, Chairman of the Board of the Company, is the President of Hyatt. The Company provides utilization management services and preferred provider organization ("PPO") services to a benefit plan maintained by Hyatt. In addition, the Company provides utilization review and PPO services to certain subsidiaries of Marmon. Such services are performed pursuant to standardized service contracts, the terms of which are no less favorable to the Company than those obtainable from unaffiliated parties. During 1997, the aggregate fees paid to the Company by Hyatt and by subsidiaries of Marmon were approximately $200,000 and $163,000, respectively.

     David E. Simon, a director of the Company, is the Chief Executive Officer and a director of Simon DeBartolo Group, Inc. ("Simon DeBartolo"). The Company provides managed care services (risk products) to Simon DeBartolo. Such services are performed pursuant to a standardized service contract, the terms of which are no less favorable to the Company than those obtainable from unaffiliated parties. During 1997, the aggregate fees paid to the Company by Simon DeBartolo were approximately $667,000.

     A subsidiary of the Company is a member of Triton Container Investments, LLC ("Triton"). Other members of Triton include Rosemont Leasing, Inc. ("Rosemont") and Triton Container International Limited ("TCIL"). Triton owns intermodal cargo containers which are managed by TCIL and leased to third parties. Trusts for the benefit of certain members of the Pritzker family and their relatives beneficially own approximately 78% of TCIL, and trusts for the benefit of members of the Pritzker family indirectly own all of the capital stock of Rosemont.

     Burton W. Kanter, a director of the Company, is of counsel to the law firm of Neal, Gerber & Eisenberg which provides certain legal services to the Company.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to all compensation paid to the Company's Chief Executive Officer and to each of the four other most highly paid executive officers as of December 31, 1997 during each of the Company's last three fiscal years by the Company for services rendered in all capacities.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                                 ------------
                                                  ANNUAL COMPENSATION             SECURITIES
                                         -------------------------------------    UNDERLYING     ALL OTHER
            NAME AND                      SALARY     BONUS      OTHER ANNUAL       OPTIONS/     COMPENSATION
       PRINCIPAL POSITION         YEAR    ($)(1)     ($)(2)    COMPENSATION($)     SARS(#)         ($)(3)
       ------------------         ----    ------     ------    ---------------    ----------    ------------
James C. Smith..................  1997   $900,000   $      0       $9,600          600,000        $10,635
President and Chief               1996    684,000    375,000        9,600               --         10,635
Executive Officer                 1995    667,660    350,000        9,600               --          9,306
Edward L. Wristen...............  1997    294,583    125,000           --          100,000          8,326
Executive Vice President,         1996    259,167     40,000           --               --          7,913
Risk Products                     1995    240,000     50,000           --               --          7,678
Patrick G. Dills................  1997    248,750    101,196           --           80,000          7,893
Executive Vice President,         1996    234,167     51,700           --               --          7,862
Managed Care Sales                1995    215,417     23,600           --               --          7,627
Mary Anne Carpenter.............  1997    280,000    100,000           --           80,000          8,791
Executive Vice President,         1996    240,417     40,000           --               --          8,579
Service Products                  1995    215,417     40,000           --               --          8,240
Joseph E. Whitters..............  1997    257,917    100,000           --           80,000          7,762
Vice President, Finance and       1996    234,167     50,000           --               --          7,729
Chief Financial Officer           1995    212,083     50,000           --               --          7,503

-------------------------
(1) Pursuant to the rules promulgated by the Commission, does not include discounts on shares of Common Stock purchased by each of the named executive officers from the Company pursuant to the Company's Employee Stock Purchase Plan, which discounts are available generally to all eligible employees.

(2) Includes bonuses earned in 1997 and paid in early 1998.

(3) The amounts shown in this column for 1997 consist of payments made by the Company on behalf of each of Messrs. or Ms. Smith, Wristen, Dills, Carpenter and Whitters of $7,125, $7,125, $7,125, $7,125 and $7,125, respectively, under the Company's Retirement Savings Plan, together with insurance premiums paid by the Company in the amounts of $3,510, $1,201, $768, $1,666 and $637 for the benefit of Messrs. or Ms. Smith, Wristen, Dills, Carpenter and Whitters, respectively.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on options granted in fiscal 1997 to each of the named executive officers.

                                         INDIVIDUAL GRANTS                                  POTENTIAL REALIZABLE
                            --------------------------------------------                      VALUE AT ASSUMED
                              NUMBER OF       % OF TOTAL                                   ANNUAL RATES OF STOCK
                             SECURITIES      OPTIONS/SARS                                    PRICE APPRECIATION
                             UNDERLYING       GRANTED TO     EXERCISE OR                     FOR OPTION TERM(2)
                            OPTIONS/SARS     EMPLOYEES IN    BASE PRICE     EXPIRATION    ------------------------
          NAME              GRANTED(#)(1)    FISCAL YEAR      ($/SHARE)        DATE           5%           10%
          ----              -------------    ------------    -----------    ----------        --           ---
James C. Smith..........       200,000          10.90%         $42.38        3/31/98      $  423,800    $  847,600
James C. Smith..........       200,000          10.90%          44.49        3/31/99         912,045     1,868,580
James C. Smith..........       200,000          10.90%          46.61        3/31/00       1,469,380     3,085,582
Edward L. Wristen.......        80,000           4.40%          41.13        3/25/03       1,118,915     2,538,436
Patrick G. Dills........        80,000           4.40%          41.13        3/25/03       1,118,915     2,538,436
Mary Anne Carpenter.....        80,000           4.40%          41.13        3/25/03       1,118,915     2,538,436
Joseph E. Whitters......        80,000           4.40%          41.13        3/25/03       1,118,915     2,538,436

-------------------------
(1) The reported options were granted pursuant to the Executive Program, which was established in 1994 in order to attract talented executive officers and provide strong disincentive for them to leave the Company's employ. Options are to be granted under the Executive Program at three-year intervals (other than grants to newly-hired executive officers), with the next grant scheduled to be made in fiscal 2000, and vest in installments of 20% per year on each of the first five anniversaries of the grant date. The options granted under the Company's 1995 Stock Option Plan in 1997 are exercisable at a price per share equal to 100% of the closing sale price of the Common Stock on the date of grant, permit payment of the associated exercise price by means of previously-acquired shares of Common Stock and include a tax withholding right.

(2) The dollar amounts under these columns assume that the market price per share of Common Stock appreciates in value from the date of grant to the expiration date of the option at the annualized rates indicated. These rates are set by the Commission and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information concerning option exercises in fiscal 1997 by each of the named executive officers and the value of such officers' unexercised options at December 31, 1997.

                                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                 OPTIONS/SARS AT                 OPTIONS/SARS AT
                               SHARES                           FISCAL YEAR END(#)            FISCAL YEAR-END($)(1)
                             ACQUIRED ON       VALUE       ----------------------------    ----------------------------
          NAME               EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
          ----               -----------    -----------    -----------    -------------    -----------    -------------
James C. Smith...........           0        $      0        425,000         400,000       $8,103,125      $2,230,000
Edward L. Wristen........      27,000         890,450         62,000         132,000        1,332,900       1,874,400
Patrick G. Dills.........           0               0         20,000         100,000          546,500       1,346,500
Mary Anne Carpenter......      16,125         554,775         12,000         104,000          327,900       1,455,800
Joseph E. Whitters.......           0               0         45,124         112,000        1,204,801       1,674,400

-------------------------
(1) The closing sale price of the Common Stock on December 31, 1997 was $51.125.

EMPLOYMENT AGREEMENTS

     In January 1997, the Company entered into an employment agreement with James C. Smith which expires on December 31, 1999 unless previously terminated in accordance with its terms. Under this agreement, Mr. Smith serves as the President and Chief Executive Officer of the Company and receives an annual base salary of not less than $900,000 (adjusted yearly based on increases, if any, in the Consumer Price Index) and, for each year in which the Company's earnings per share increases by at least 10% from the prior year (the "Threshold Increase"), additional performance-based compensation equal to the product of $36,000 multiplied by each percentage point (or fraction thereof) by which the Company's earnings per share for such year exceeds the Threshold Increase, such amount not to exceed $750,000 in any year. Pursuant to the agreement, Mr. Smith is entitled to participate in all employee benefit programs and other policies and programs of the Company. The Company has also agreed to provide to Mr. Smith and his wife, for the life of each of them, at the Company's expense (subject to certain limitations) various health benefits. The agreement also requires the Company (under certain circumstances) to pay Mr. Smith the balance of the base salary amounts due under the agreement, including all accrued benefits, upon the termination of his employment.

     In July 1997, the Company entered into an employment agreement with Edward
L. Wristen which expires on June 30, 2000 and is subject to automatic renewal for consecutive one year terms unless terminated by either party. Pursuant to this agreement, Mr. Wristen receives an annual base salary of $275,000, subject to annual increases that are approved by the Company. Currently, Mr. Wristen's annual base salary is fixed at $325,000. In addition, Mr. Wristen is entitled to participate in all employee benefit programs and other policies and programs of the Company.

     In April 1997, the Company entered into an employment agreement with Patrick G. Dills which expires on April 28, 2000 and is subject to automatic renewal for consecutive one year terms unless terminated by either party. Pursuant to this agreement, Mr. Dills receives an annual base salary of $250,000, subject to annual increases that are approved by the Company. Currently, Mr. Dills' annual base salary is fixed at $265,000. In addition, Mr. Dills is entitled to participate in all employee benefit programs and other policies and programs of the Company.

     In July 1997, the Company entered into an employment agreement with Mary Anne Carpenter which expires on June 30, 2000 and is subject to automatic renewal for consecutive one year terms unless terminated by either party. Pursuant to this agreement, Ms. Carpenter receives an annual base salary of $260,000, subject to annual increases that are approved by the Company. Currently, Ms. Carpenter's annual base salary is fixed at $325,000. In addition, Ms. Carpenter is entitled to participate in all employee benefit programs and other policies and programs of the Company.

     In July 1997, the Company entered into an employment agreement with Joseph
E. Whitters which expires on June 30, 2000 and is subject to automatic renewal for consecutive one year terms unless terminated by either party. Pursuant to this agreement, Mr. Whitters receives an annual base salary of $260,000, subject to annual increases that are approved by the Company. Currently, Mr. Whitters' annual base salary is fixed at $285,000. In addition, Mr. Whitters is entitled to participate in all employee benefit programs and other policies and programs of the Company.

DIRECTORS' COMPENSATION

     The Company pays each director who is not an employee or officer of the Company an annual fee of $25,000 for serving on the Board of Directors. In addition, the Company pays each outside director $1,000 for each Board of Directors meeting attended and $750 for each committee meeting attended which is on a date other than a date on which there is a Board of Directors meeting.

     The Company maintains the 1991 Directors' Stock Option Plan (the "1991 Directors' Plan") pursuant to which the Chairman of the Board and other members of the Board of Directors who are not employees or officers of the Company are eligible to receive options to purchase shares of Common Stock. The Committee is also permitted under the 1991 Directors' Plan to make discretionary grants of options to new members of the Board of Directors. Solely for purposes of the 1991 Directors' Plan, Ronald
H. Galowich, who served as General Counsel of the Company until March 1997, has been deemed to be a director who is not also an employee or officer of the Company. Under the 1991 Directors' Plan, on the date of the Board of Directors meeting immediately following each Annual Meeting of Stockholders of the Company, each eligible participant receives an option to purchase 4,000 shares of Common Stock. The Chairman of the Board of Directors receives an option to purchase an additional 10,000 shares of Common Stock, and the Chairman of each of the Audit Committee, Compensation Committee and Committee on Director Affairs receives an option to purchase an additional 1,000 shares of Common Stock. The exercise price of each such option is equal to the "fair market value" of the Common Stock on the date of grant. All such options granted under the 1991 Directors' Plan have been immediately exercisable. In 1997, pursuant to the 1991 Directors' Plan, Mr. Pritzker was granted an option to purchase 14,000 shares of Common Stock, each of Messrs. Kanter and Colman and Dr. Boskin was granted an option to purchase 5,000 shares of Common Stock and each of Messrs. Galowich, Simon, Handelsman and Logan and Dr. Becker was granted an option to purchase 4,000 shares of Common Stock. Each of such options was granted on May 20, 1997 and has an exercise price of $45.375, the closing price of the Common Stock on the Nasdaq National Market on such date. As described under the heading "Approval of 1998 Directors' Stock Option Plan," the Board of Directors has approved the 1998 Directors' Stock Option Plan, subject to stockholder approval.

     Pursuant to an employment agreement which expired on May 2, 1993, the Company agreed to provide to Dr. Becker, the Chairman Emeritus of the Board of Directors, and his wife, for the life of each of them, at the Company's expense (subject to certain limitations), various health benefits.

     The Company has agreed to provide to Mr. Galowich and his wife (if he subsequently remarries and requests coverage for his wife), for the life of each of them, at the Company's expense (subject to certain limitations), various health benefits in consideration of his past services as General Counsel to the Company.

     On March 26, 1996, the Company entered into a consulting agreement with Dr. Boskin, a director of the Company, pursuant to which the Company agreed for each year during which he serves as a director of the Company to pay Dr. Boskin a consulting fee of $5,000 and to grant him an option under the Company's 1995 Stock Option Plan (the "Option Plan"), to purchase 3,000 shares of Common Stock. Pursuant to this agreement, on May 20, 1997, the Company granted to Dr. Boskin an option to purchase 3,000 shares of Common Stock at an exercise price of $45.375 per share, the closing price of the Common Stock on the Nasdaq National Market on such date.

     See "Election of Directors -- Certain Other Transactions" for information regarding certain transactions with other directors of the Company.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the report presented below and the Performance Graph following shall not be incorporated by reference into any such filings.

                           REPORT OF THE COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") is responsible for reviewing and approving the two primary elements of the Company's executive compensation program--cash compensation (comprised of base salary and bonuses) and stock options. The Committee carries out its responsibilities with significant input from the Chief Executive Officer and other members of senior management. Based on such input and on an assessment of various subjective criteria including the overall contributions made by an individual (both on a current and a long-term basis) and the Company's performance, the Committee makes recommendations to the Board of Directors with respect to executive cash compensation, the establishment and maintenance of other compensation programs and the granting of stock options. During 1997, the Board of Directors did not modify or otherwise alter any of the Committee's recommendations. The Company's philosophy, which the Committee and the Board of Directors seek to implement, is to design compensation packages which will enable the Company to attract and retain qualified employees and encourage such persons to maximize their efforts on behalf of the Company.

     The Company currently maintains the 1995 Stock Option Plan (the "Option Plan"). The purpose of the Option Plan is to aid the Company in securing and retaining employees and consultants and to motivate such employees and consultants to exert their best efforts on behalf of the Company. Option grants are intended to encourage performance that will result in appreciation of the market value of the Common Stock. The Committee believes that the Company's stock option plans have historically been very helpful in attracting and retaining skilled employees at all levels, and therefore concurs with the Board of Directors' recommendation that stockholders vote for the approval and adoption of the 1998 Stock Option Plan. Stock options are generally awarded once during the year to optionees selected by the Committee based on recommendations from the Chief Executive Officer and other members of senior management of the Company. In recommending or making option awards, the Committee considers various factors, including senior management's subjective assessment of the contributions made to the Company by the proposed optionee during the preceding year, the potential future contributions to be made by such person, such person's current salary level and the terms of previous option grants. In addition, the Committee considers other performance measures which may not directly bear on short term stock performance, including, where appropriate, sales growth, market share and improvements in relations with customers, providers and employees.

     The Company also maintains the Executive Program, the purpose of which is to attract and retain highly qualified members of senior management and to align the interests of such persons with the interests of the Company's stockholders. Pursuant to the Executive Program, which is administered under and as part of the Option Plan, key members of senior management are eligible to receive incrementally vesting stock options. The Chief Executive Officer nominates participants and recommends grant awards. In addition to the factors outlined above, these recommendations are based on predetermined guidelines which take into account a potential grantee's salary and current management position. The recommendations are then considered and voted upon by the Committee. Stock options are to be granted under the Executive Program upon the recommendation of the Committee at approximately a three-year interval (grants to newly hired key employees may be made earlier) and the options vest and become exercisable over the five years following the date of grant. By making large, infrequent grants of options and extending the vesting of such options over a five-year period, the Company is able to provide senior management with a significant financial stake in the future success of the Company while also creating a strong disincentive for such persons to leave the Company's employ before the options fully vest. In 1994, options covering an aggregate of 570,000 shares of Common Stock were granted to 14 members of senior management. In March 1997, options covering an aggregate of 805,000 shares of Common Stock were granted to 28 members of senior management. These options vest at a rate of 20% per year on each of the first five annual anniversaries of the date of grant and expire ten years from the grant date.

     The Chief Executive Officer is authorized to extend an offer of employment to, and establish the salary of, an executive officer whose annual salary is less than $350,000. In the case of an executive officer whose annual salary will equal or exceed $350,000, the hiring of such individual and the amount of compensation to be paid is subject to the approval of the Board of Directors. The Company has never extended an offer of employment requiring such approval. After an executive officer has joined the Company, depending on the relevant circumstances, increases in his or her salary are either as provided for in his or her employment agreement, approved by the Chief Executive Officer, or approved by the Committee or the Board of Directors.

     In January 1997, the Company entered into a new employment agreement with James C. Smith which expires on December 31, 1999. Pursuant to this agreement Mr. Smith will receive an annual base salary of not less than $900,000 plus an additional performance-based compensation payment in the event the Company's earnings per share increase by more than 10% from the prior year, not to exceed $750,000 in any year. Mr. Smith also was granted options to purchase an aggregate of 600,000 shares of Common Stock pursuant to the employment agreement. The terms of Mr. Smith's employment agreement were approved by the Committee, ratified by the Board of Directors and approved by the stockholders of the Company at the 1997 Annual Meeting of Stockholders. In its deliberations, the Committee considered, among other factors, Mr. Smith's continuing importance to the Company's future growth and his leadership in guiding the exploration of new markets (and expanding current markets) in order to ensure that the Company retains its preeminent position in the managed care industry.

     As one of the factors in its review of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The deductibility of some types of compensation payments depends on various factors beyond the Committee's control. Therefore, not all executive compensation may be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          THE COMPENSATION COMMITTEE

                                          Robert S. Colman, Chairman
                                          David E. Simon
                                          Don Logan

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on the Company's Common Stock for the five fiscal years ended December 31, 1997 with the cumulative total return on the Nasdaq Health Services Index and the Nasdaq Total Return Index (U.S.) over the same period (assuming the investment of $100 in each of the Common Stock, the Nasdaq Health Services Index and the Nasdaq Total Return Index (U.S.) on December 31, 1992).

     NOTE: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
         AMONG THE COMPANY'S COMMON STOCK, NASDAQ HEALTH SERVICES INDEX
                      AND NASDAQ TOTAL RETURN INDEX (U.S.)

                                                                                        TOTAL RETURN
                                                                                       INDEX FOR THE
                                                                         NASDAQ            NASDAQ
                                                      COMPANY            HEALTH            STOCK
               MEASUREMENT PERIOD                      COMMON           SERVICES           MARKET
             (FISCAL YEAR COVERED)                     STOCK             INDEX             (U.S.)
12/31/92                                                       100               100               100
12/31/93                                                        82               115               115
12/31/94                                                       114               124               112
12/31/95                                                       145               157               159
12/31/96                                                       141               157               195
12/31/97                                                       170               160               240

               APPROVAL OF THE 1998 DIRECTORS' STOCK OPTION PLAN

     GENERAL. The Board has approved the Directors' Plan which provides for the granting of options to purchase up to an aggregate of 100,000 shares of Common Stock to the Chairman of the Board and members of the Board of Directors who are not also employees or officers of the Company. The Directors' Plan is intended to take the place of the 1991 Directors' Plan, which provides for the granting of options to purchase up to 330,000 shares of Common Stock. The terms and conditions of the Directors' Plan are substantially similar to those of the 1991 Directors' Plan. As of April 1, 1998, options covering an aggregate of 282,000 shares of Common Stock had been granted under the 1991 Directors' Plan, all of which are immediately exercisable, and 48,000 shares remained available for future option grants. The terms of the Directors' Plan are described below.

     The Company believes that the Directors' Plan is an effective way to align the interests of its directors and stockholders. The Directors' Plan will enable the Company to continue to attract highly qualified persons to serve as directors by permitting the Committee to make discretionary grants of options to members of the Board of Directors and to retain such directors through annual option grants. If the Directors' Plan is approved by the requisite stockholder vote, the Compensation Committee will be able to continue making discretionary and automatic annual grants to members of the Board of Directors.

     The following summary is qualified in its entirety by reference to the full text of the Directors' Plan, which is attached to this Proxy Statement as Exhibit A.

     PURPOSE. The purpose of the Directors' Plan is to aid the Company in securing individuals to serve on its Board of Directors and to provide financial incentives to such directors to exert their best efforts on behalf of the Company.

     ADMINISTRATION. The Directors' Plan will be administered by the Compensation Committee, which, subject to orders or resolutions adopted by the Board which are not inconsistent with provisions of the Directors' Plan, has the power to administer, construe and interpret the Directors' Plan and to implement fully the provisions thereof. The Compensation Committee is comprised of at least two "Non-Employee Directors" within the meaning of Rule 16b-3 of the Exchange Act. The Board of Directors appoints the members of the Compensation Committee, fills vacancies on the Compensation Committee and has the power to replace members of the Compensation Committee with other eligible persons at any time. The current members of the Compensation Committee are Robert S. Colman (Chairman), Don Logan and David E. Simon.

     ELIGIBILITY. The Chairman of the Board and members of the Board of Directors who are not also employees or officers of the Company are eligible to receive options under the Directors' Plan. Nine directors are currently eligible to participate in the Directors' Plan, including the members of the Compensation Committee.

     SHARES SUBJECT TO PLAN. The Directors' Plan provides for the issuance of up to an aggregate of 100,000 shares of Common Stock (subject to adjustment pursuant to the anti-dilution provisions of the plan). In the event that there is any change in the outstanding Common Stock by reason of a recapitalization, merger, reorganization, consolidation, split-up, stock dividend or stock right distribution, the number and kind of shares deliverable upon exercise of options granted pursuant to the Directors' Plan and the exercise price thereof will be adjusted in an equitable manner by the Board of Directors.

     If an option expires or terminates for any reason during the term of the Directors' Plan without having been exercised in full, the shares subject to the unexercised portion of such option will be available for issuance upon the exercise of future options granted under the Directors' Plan.

     GRANT OF OPTIONS. The Directors' Plan provides that each year on the date of the Board of Directors meeting immediately following the Annual Meeting of Stockholders (the "Grant Date"), each participant in the Directors' Plan will be granted an option to purchase 4,000 shares of Common Stock. In addition, each year on the Grant Date (i) the Chairman of the Board will be granted an option to purchase an additional 10,000 shares of Common Stock and (ii) the Chairman of each of the Audit Committee, Compensation Committee and Committee on Director Affairs will be granted an option to purchase an additional 1,000 shares of Common Stock. In addition to directors serving on the Board of Directors on each Grant Date, the Compensation Committee is authorized to grant options to purchase a number of shares of Common Stock determined by the Committee on a discretionary basis to non-employee directors upon their election to the Company's Board of Directors other than on a Grant Date. Options granted under the Directors' Plan are intended to be "nonstatutory options" and are not intended to be "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     EXERCISE PRICE. Each option granted pursuant to the Directors' Plan will have a per share exercise price equal to 100% of the "fair market value" (as defined in the Directors' Plan) of one share of Common Stock on the Grant Date. On April 13, 1998, the closing sale price of the Common Stock on the Nasdaq National Market was $55.25 per share.

     TERMS OF OPTIONS. Options granted pursuant to the Directors' Plan may have a term of up to ten years. The period during which an option is exercisable may be reduced as provided in the Directors' Plan in the event of termination of service as a director of the Company or upon the retirement or death of the optionholder. See "Death, Disability, Retirement or Termination of Service" below.

     EXERCISE OF OPTIONS. Options granted pursuant to the Directors' Plan are exercisable in such installments and during such periods as may be fixed by the Committee at the time of grant. It is anticipated that such options will be immediately exercisable.

     Upon the exercise of an option, the optionee is required to make payment in full to the Company of the exercise price therefor (and any required tax withholding payment) (i) in cash or cash equivalent payment and/or (ii) with previously acquired shares of Common Stock or a combination of cash or cash equivalent and shares of Common Stock having an aggregate fair market value equal to the exercise price (and any required tax withholding payment).

     NON-ASSIGNABILITY OF OPTIONS. Options granted under the Directors' Plan are not transferable other than by will or pursuant to the laws of descent and distribution. During the lifetime of an optionholder, options may be exercised only by the optionholder.

     DEATH, DISABILITY, RETIREMENT OR TERMINATION OF SERVICE. If an optionholder dies while serving as a director of the Company or within two years after termination of service as a director of the Company by virtue of retirement or of becoming disabled (or such shorter period as is specified in such optionholder's option agreement), an option held by such person may thereafter be exercised only to the extent they were exercisable at the time of death, giving effect to any acceleration of exercisability triggered by such death, within the earlier of (i) two years after the date of death or (ii) the date of expiration of the option. Such option may be exercised during the permitted period only by the person or persons to whom the optionholder's rights under the option passes by the optionholder's will or by the then applicable laws of descent and distribution.

     If an optionholder's service as a director of the Company is terminated due to disability and such optionholder has served continuously from the date of grant, he may, within up to two years after the date of such termination but before expiration of the original exercise period, purchase some or all of the shares with respect to which he was entitled to exercise the option immediately prior to such termination, giving effect to any acceleration of exercisability triggered by such disability.

     In the case of an optionholder who has served continuously from the date of grant and whose service as a director of the Company is terminated due to retirement, resignation, removal, failure to be nominated by the Board of Directors for re-election or failure to be re-elected by the stockholders of the Company, such optionholder may, within up to two years after the date of any such termination but before the expiration of the original exercise period, acquire the shares subject to such option immediately prior to such termination, giving effect to any acceleration of exercisability triggered by such termination. In the case of a termination "due to cause," all outstanding options of the optionee shall be cancelled as of the date such optionee is given notice of termination.

     RIGHTS AS A STOCKHOLDER. No person shall have any rights of a stockholder of the Company as to shares of Common Stock subject to an option until such option is exercised and certificates representing such shares are received by the optionholder.

     AMENDMENT AND DISCONTINUANCE. The Board of Directors may at any time and from time to time, alter, suspend or discontinue the Directors' Plan without the approval of the Company's stockholders, but may not, without the approval of the holders of a majority of the Company's outstanding capital stock, make any alteration or amendment to the Directors' Plan which operates to increase the total number of shares reserved for purposes of the Directors' Plan, except for such adjustments as are permitted under the Directors' Plan.

     TERMINATION. The period during which options can be granted under the Directors' Plan will expire on May 19, 2008 unless earlier terminated by the Board of Directors. No amendment, discontinuance or termination of the Directors' Plan will have any effect on options then outstanding.

     MISCELLANEOUS. The Directors' Plan is not qualified under Section 401 of the Code. In addition, the Directors' Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of the principal federal income tax consequences of the grant and exercise of an option granted under the Directors' Plan and the subsequent disposition of shares acquired upon such exercise. This summary is not intended to be exhaustive and does not describe all federal, state, or local tax laws.

     No income is realized by an optionholder upon the grant of an option. Upon the exercise of an option, the amount by which the fair market value on the date of exercise of the shares of Common Stock received upon the exercise of such option ("Option Stock") exceeds the exercise price will be taxed as ordinary income to an optionholder, and the Company will be entitled to a deduction in an equal amount.

     Upon subsequent sales of Option Stock, an optionholder may realize short-term, mid-term or long-term capital gain or loss, assuming such shares constitute capital assets in an optionholder's hands and depending upon the holding period of the shares and the date of exercise, measured by the difference between the selling price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the optionholder as a result of such exercise. The holding period for capital gain purposes begins on the day after the date of exercise of an option.

     If an option is exercised and payment is made by means of previously acquired shares, or previously acquired shares and cash, the optionholder recognizes no gain or loss with respect to the previously acquired shares. For the number of option shares received in exchange for the previously acquired shares, the optionholder's basis is the same as the optionholder's basis in the previously acquired shares. For the remaining option shares, the optionholder's basis is the amount of any additional cash paid by the optionholder and the ordinary income realized by the optionholder on the exercise of the option for federal income tax purposes.

     BOARD RECOMMENDATION. The Board of Directors believes that the 1991 Directors' Plan has been useful in attracting and retaining highly qualified directors and aligning the directors' interest with the interests of the Company and its stockholders. The Board of Directors believes that the Directors' Plan will provide similar benefits to the Company, and, accordingly, recommends that stockholders vote FOR approval of the Directors' Plan.

                     APPROVAL OF THE 1998 STOCK OPTION PLAN

     GENERAL. The Board of Directors has adopted the 1998 Plan, which provides for the granting of options to purchase up to an aggregate of 1,400,000 shares of Common Stock to salaried officers and other key employees of, and consultants to, the Company. The 1998 Plan is intended to replace, and the terms and conditions thereof are substantially similar to, the Option Plan, which provides for the granting of options to purchase up to 2,000,000 shares of Common Stock. As of April 1, 1998, options covering an aggregate of

1,669,514 shares of Common Stock had been granted under the Option Plan, and 330,486 shares remained available for future option grants.

     The purpose of the 1998 Plan is to promote the interests of the Company and its stockholders by providing employees of the Company with additional incentive to increase their efforts on the Company's behalf and to remain in the employ or service of the Company. The Plan is intended to afford employees the opportunity, through stock ownership, to increase their proprietary interest in the Company and their personal interest in its continued success and progress.

     The following summary is qualified in its entirety by reference to the full text of the 1998 Plan, which is attached to this Proxy Statement as Exhibit B.

     PURPOSE. The purpose of the 1998 Plan is to promote the interests of the Company and its stockholders by encouraging salaried officers and other key employees and consultants to develop an increased personal interest in the welfare of the Company as a result of their proprietary interest in its continued success and progress. The 1998 Plan is also intended to aid the Company in securing and retaining salaried officers, key employees and consultants and to motivate such persons to exert their best efforts on behalf of the Company.

     ADMINISTRATION. The 1998 Plan will be administered by the Compensation Committee, which, subject to orders or resolutions adopted by the Board which are not inconsistent with the provisions of the 1998 Plan, has the power to administer, construe and interpret the 1998 Plan and to implement fully the provisions thereof. The Compensation Committee is comprised of at least two "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act who are "outside directors" as determined under Treasury Regulation 26, CFR
Section 1.162-27(e)(3). The Board of Directors appoints the members of the Compensation Committee, fills vacancies on the Compensation Committee and has the power to replace members of the Compensation Committee with other eligible persons at any time. The current members of the Compensation Committee are Robert S. Colman (Chairman), Don Logan and David E. Simon.

     The Compensation Committee will, among other things, select the persons to whom options are to be granted, determine whether such options are to be incentive stock options ("Incentive Options") granted pursuant to Section 422 of the Code or nonstatutory stock options ("Nonstatutory Options"), and establish the number of shares of Common Stock to be subject to each option. The Compensation Committee also will have the power to administer, construe and interpret the 1998 Plan to implement fully the provisions thereof.

     ELIGIBILITY. Salaried officers and other key employees of, and consultants to, the Company (whether or not such persons are directors) are eligible to receive options under the 1998 Plan. No Incentive Option may be granted to a consultant. Furthermore, no Incentive Option may be granted to a salaried officer or key employee of the Company who immediately after the grant and giving effect thereto, owns or would own, directly or indirectly, shares of Common Stock possessing 10% of the total combined voting power or value of all classes of capital stock of the Company, unless the option exercise price is at least 110% of the fair market value (as of the date of the grant) of the Common Stock subject thereto and the term of the option is limited to five years from the date of grant. Approximately 4,000 current officers, employees and consultants are expected to be eligible to participate in the 1998 Plan.

     SHARES SUBJECT TO PLAN. The 1998 Plan provides for the issuance of up to 1,400,000 authorized and unissued or treasury shares of Common Stock (subject to adjustment pursuant to the anti-dilution provisions of the plan). In the event that there is any change in the outstanding Common Stock by reason of a recapitalization, merger, reorganization, consolidation, stock split, stock dividend or stock right distribution, the number and kind of shares deliverable upon exercise of options granted pursuant to the 1998 Plan and the exercise price thereof will be adjusted by the Compensation Committee. In the event that provision is not made, in connection with any merger, reorganization, consolidation or other change in corporate structure, for the continuation of the 1998 Plan and assumption of the options theretofore granted (or the substitution of substantially identical options of the surviving corporation, successor employer or a parent thereof), then, prior to the effective date of any such transaction, each holder of an option granted pursuant to the 1998 Plan shall be entitled to exercise such option for the full number of shares covered thereby which the holder would otherwise have been entitled to acquire during the remaining term of such option. Subject to adjustment as described above, the aggregate number of shares of Common Stock for which an option may be granted to any one participant under the 1998 Plan shall not exceed 10% of the number of shares permitted to be issued under such plan.

     If an option expires, terminates or is forfeited for any reason during the term of the 1998 Plan without having been exercised in full, the shares subject to the unexercised portion of such option will be available for issuance upon the exercise of future options granted under the 1998 Plan.

     EXERCISE PRICE. Nonstatutory Options granted pursuant to the 1998 Plan will have an exercise price of not less than 85% of the "fair market value" (as defined in the 1998 Plan) of one share of Common Stock on the date of grant. Incentive Options granted pursuant to the 1998 Plan will have an exercise price of not less than 100% of the fair market value of one share of Common Stock on the date of grant. See "Eligibility" above for the minimum exercise price required in the case of certain Incentive Options. On April 13, 1998, the closing sale price of the Common Stock on the Nasdaq National Market was $55.25 per share.

     TERMS OF OPTIONS. Options granted under the 1998 Plan may have a term of up to ten years, except for certain Incentive Options as described above under "Eligibility." The period during which an option is exercisable may be shortened as provided in the 1998 Plan in the event of termination of employment or upon the retirement or death of the optionholder. See "Death, Disability, Retirement or Termination of Employment" below.

     EXERCISE OF OPTIONS. Options granted pursuant to the 1998 Plan are exercisable in such installments and during such periods as may be fixed by the Compensation Committee at the time of grant. In the case of Incentive Options which are exercisable in more than one installment, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which such Incentive Options are exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

     Upon the exercise of an option, the optionee will be required to make payment in full to the Company of the exercise price therefor (and any required tax withholding payment relative to Nonstatutory Options) (i) in cash or (ii) with previously acquired shares of Common Stock or a combination of cash and Common Stock having an aggregate fair market value equal to the exercise price (and any required tax withholding payment). The Compensation Committee may permit an optionholder to elect to pay the exercise price of an option by authorizing a third-party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

     NON-ASSIGNABILITY OF OPTIONS. Incentive Options and Nonstatutory Options will not be transferable except by will or pursuant to the laws of descent and distribution. During the lifetime of an optionholder, options may be exercised only by the optionholder.

     DEATH, DISABILITY, RETIREMENT OR TERMINATION OF EMPLOYMENT. If an optionholder dies while employed or retained as a consultant by the Company or within two years of retirement from the Company or of becoming disabled (or such shorter period as is specified in such optionholder's option agreement), options held by such person may thereafter be exercised only to the extent they were exercisable at the time of death, giving effect to any acceleration of exercisability triggered by such death, within the earlier of two years after the date of death or the date of expiration of the subject option. Such options may be exercised during the permitted period only by the person or persons to whom the optionholder's rights under the options pass by the optionholder's will or by the laws of descent and distribution.

     If an optionholder ceases to be an employee of, or consultant to, the Company by virtue of disability, he may, within up to two years after the date of such termination (one year if the optionee intends that an Incentive Option qualify for treatment as an incentive stock option under the Code) (or such shorter period as is specified in such optionholder's option agreement) but before expiration of the original exercise period, purchase some or all of the shares with respect to which he was entitled to exercise the option immediately prior to such termination, giving effect to any acceleration of exercisability triggered by such disability.

     In the case of an optionholder whose employment or consulting arrangement is terminated other than by virtue of death or disability, such optionholder may, within two years after the date of such termination not "due to cause" (as defined in the 1998 Plan) (three months if the optionee intends that an Incentive Option qualify for treatment as an incentive stock option under the
Code) (or such shorter period as is specified in such optionholder's option agreement) but before the expiration of the original exercise period, acquire the shares subject to such option immediately prior to such termination, giving effect to any acceleration of exercisability triggered by such termination. In the case of a termination "due to cause", all outstanding options of the optionee shall be cancelled as of the date such optionee is given notice of termination.

     RIGHTS AS A STOCKHOLDER. No person shall have any rights of a stockholder of the Company as to shares subject to an option until such option is exercised and certificates representing such shares are received by the optionholder.

     AMENDMENT AND DISCONTINUANCE. The Board of Directors may at any time and from time to time, alter, suspend or discontinue the 1998 Plan without the approval of the Company's stockholders, but may not, without the approval of the holders of a majority of the Company's outstanding voting capital stock, make any alteration or amendment to the 1998 Plan which operates to (a) increase the total number of shares reserved for purposes of the 1998 Plan, except for such adjustments as are permitted under the 1998 Plan or (b) increase the total number of shares for which an option or options may be granted to any single employee or consultant.

     TERMINATION. The period during which options can be granted under the 1998 Plan expires on May 19, 2008 unless earlier terminated by the Board of Directors. No amendment, discontinuance or termination of the 1998 Plan will have any effect on options then outstanding.

     MISCELLANEOUS. The 1998 Plan is not qualified under Section 401 of the Code. In addition, the 1998 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of the principal federal income tax consequences of the grant and exercise of options granted under the 1998 Plan and the subsequent disposition of shares acquired upon such exercise. This summary is not intended to be exhaustive and does not describe all federal, state, or local tax laws.

     TAXATION OF INCENTIVE OPTIONS. An optionee generally does not recognize taxable income upon the grant or upon the exercise of Incentive Options. Upon the sale of Incentive Option Stock, the Optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the Incentive Option Stock and the fair market value of those shares on the date of sale. The income is taxed at mid-term or long-term capital gains rates, depending upon the holding period from the date of exercise if the optionee: (i) has not disposed of the stock within two years after the date of the grant of the Incentive Option, (ii) has held the stock for at least one year after the date of exercise and (iii) has continuously remained in the employ of the Company from the date of grant until three months before exercise (expanded to 12 months if the employment has ceased as a result of total and permanent disability). The employment and holding period requirements are waived when an employee/optionee dies.

     The exercise of an Incentive Option may, depending upon the number of Incentive Options exercised and upon other factors unique to the optionee's individual income tax situation, trigger liability for the alternative minimum tax.

     The Company does not receive a federal income tax deduction when an employee exercises an Incentive Option or sells Incentive Option Stock if the employee: (i) has held the stock for at least one year after the date of exercise, and (ii) has held the stock for at least two years after the date of the grant of the Incentive Option.

     If an optionee makes a disqualifying disposition of Incentive Option Stock (i.e., sells Incentive Option Stock before having held it for at least one year after the date of exercise and two years after the date of grant), the optionee recognizes ordinary income to the extent of the lesser of (i) the difference between the disposition price and the exercise price or (ii) the difference between the exercise price and the fair market value of the stock on the date of exercise. Any additional gain is treated as long-term, mid-term or short-term capital gain depending upon how long the optionee holds the Incentive Option Stock prior to disposing of it in a disqualifying disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disqualifying disposition.

     TAXATION OF NONSTATUTORY OPTIONS. An optionee does not realize taxable income upon the grant of a Nonstatutory Option. Upon the exercise of such a Nonstatutory Option, the optionee recognizes ordinary income to the extent the fair market value of the Nonstatutory Option Stock on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the Nonstatutory Options.

     If an optionee sells shares of Nonstatutory Option Stock, assuming such shares constitute capital assets in the optionee's hands, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of the Nonstatutory Option Stock on the date of exercise. The capital gains will be short-term, mid-term or long-term depending upon the holding period of the Nonstatutory Option Stock.

     PAYMENT OF OPTION PRICE IN SHARES. If an option (whether Incentive or Nonstatutory) is exercised and payment is made by means of previously acquired shares, or previously acquired shares and cash, there is no gain or loss recognized by the optionholder with respect to the previously acquired shares. For the number of option shares received in exchange for the previously acquired shares, the optionholder's basis is the same as the optionholder's basis in the previously acquired shares. For the remaining option shares, the optionholder's basis is the amount of any additional cash paid by the optionholder and, in the case of a Nonstatutory Option, the ordinary income realized by the optionholder on the exercise of the option for federal income tax purposes.

     Exercising a Nonstatutory Option with shares which were originally acquired on the exercise of an Incentive Option will not constitute a "disqualifying disposition" of such previously held shares. If, however, the new shares are not held for the balance of the Required Holding Periods (described above), there will be a disqualifying disposition for federal income tax purposes, resulting in recognition of ordinary income to the optionholder in an amount equal to the excess of the fair market value over the option price at the time such shares of Incentive Option Stock were originally acquired (but not in excess of the optionholder's gain). However, exercising an Incentive Option with shares acquired on the exercise of an Incentive Option will constitute a disqualifying disposition of such previously acquired shares if the one- and two-year Required Holding Periods (described above) have not been met before such exercise.

     LIMITATIONS ON DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Code limits the deductibility (under certain circumstances) of the compensation paid by the Company to its Chief Executive Officer and the four most highly compensated employees of the Company (other than the Chief Executive Officer) at the end of the Company's taxable year that exceeds $1,000,000 annually. Section 162(m) and the regulations issued thereunder provide certain exclusions from the amounts included under the $1,000,000 limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. The 1998 Plan is generally intended to satisfy the requirements set forth in the regulations with respect to "qualified performance-based compensation" with respect to Nonstatutory Options that are exercisable at an exercise price of not less than 100% of the price of a share of Common Stock on the date of grant and with respect to Incentive Options, because such options are exercisable at an exercise price of 100% of the price of a share of Common Stock on the date of grant. However, if the exercise price of an option is less than 100% of the price of a share of Common Stock on the date of grant, the compensatory element of such Nonstatutory Option will not constitute "qualified performance-based compensation."

     BOARD RECOMMENDATION. The Board of Directors believes that the Company's existing Option Plan historically has been very helpful in attracting and retaining skilled employees at all levels and in motivating such persons to exert their best efforts on behalf of the Company. The Board of Directors believes that the 1998 Plan will provide similar benefits to the Company, and, accordingly, recommends that stockholders vote FOR approval of the 1998 Plan.

                                    AUDITORS

     The Company has engaged Deloitte & Touche LLP to audit the Company's financial statements for fiscal 1998. Deloitte & Touche LLP audited the Company's financial statements for fiscal year 1997 and the decision to retain Deloitte & Touche LLP was approved by the Audit Committee of the Board of Directors and the Board of Directors of the Company.

     A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting of Stockholders where he will have the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

                      1999 ANNUAL MEETING OF STOCKHOLDERS

     The 1999 Annual Meeting of Stockholders is presently scheduled to be held on May 18, 1999. Any proposals of stockholders intended to be personally presented at such meeting must be received by the Secretary of the Company for inclusion in the Company's Proxy Statement and form of proxy no later than December 18, 1998.

                                                                       EXHIBIT A

                            FIRST HEALTH GROUP CORP.
                       1998 DIRECTORS' STOCK OPTION PLAN

     1. PURPOSE. The purpose of this Plan is to aid First Health Group Corp. (the "Corporation"), in securing individuals to serve on its Board of Directors, and to provide financial incentives to such directors to exert their best efforts on behalf of the Corporation.

     2. ADMINISTRATION.

     (a) A Stock Option Committee (the "Committee") of two or more persons shall be appointed by the Board of Directors from time to time to serve at the pleasure of the Board of Directors with full power and authority, subject to such orders or resolutions not inconsistent with the provisions of this Plan as may from time to time be issued or adopted by the Board of Directors, to interpret the provisions and supervise the administration of this Plan. Each member of the Committee shall be a "Non-Employee Director" as determined under Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended.

     (b) In accordance with the provisions of this Plan and subject to Board approval, the Committee shall administer this Plan in accordance with the criteria set forth herein in a manner consistent with Rule 16b-3(d), or any successor rule hereafter promulgated under the Securities Exchange Act of 1934, as amended. Subject to the express provisions of this Plan, the Committee shall have authority to adopt administrative regulations and procedures which are consistent with the terms of this Plan; to adopt and amend option agreements as they deem advisable; to determine, upon Board approval, the terms and provisions of such option agreements (except with respect to the number of shares covered by an option granted to an optionee, the date of grant, the option period and the option price); and, subject to the provisions hereof, to construe and interpret such option agreements; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Corporation so that compliance with the Federal securities and tax laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. The Committee may designate any officers or employees of the Corporation to assist the Committee in the administration of this Plan and to execute documents on its behalf, and the Committee may delegate to them such other ministerial and limited discretionary duties as it sees fit. All determinations and selections made by the Committee shall be by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     (c) Each option shall be evidenced by a written instrument duly executed by the Corporation and optionee which shall contain such terms and conditions not inconsistent with this Plan as the Committee, with the approval of counsel for the Corporation, shall determine; provided, however, that such terms need not be identical as between any two agreements.

     (d) All decisions made by the Board of Directors pursuant to the provisions of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors shall be final and conclusive.

     3. ELIGIBILITY AND PARTICIPATION. The group of persons eligible to receive options shall consist of the Chairman of the Board of the Corporation and members of the Board of Directors of the Corporation who are not also employees or officers of the Corporation.

     4. SHARES SUBJECT TO THE PLAN. The stock subject to the Plan shall be shares of the Corporation's authorized common stock, $.01 par value per share (the "Common Stock"), and may be authorized but unissued shares or treasury shares, as the Board of Directors may from time to time determine in its sole discretion. Subject to adjustment as provided in paragraph 11 hereof, the aggregate number of shares of Common Stock to be delivered upon exercise of all options granted pursuant hereto shall not exceed 100,000. If an option expires or terminates for any reason during the term of the Plan and prior to the exercise thereof in full, the shares subject to, but not delivered under, such option shall, except as hereinafter provided, be available for options thereafter granted.

     5. GRANT OF OPTIONS.

     (a) The Chairman of the Board and each director who is not also an employee or officer of the Corporation shall, each year on the date of the Board meeting immediately following the Annual Meeting of Stockholders of the Corporation (the "Grant Date"), be granted an option to purchase 4,000 shares of Common Stock. In addition to the foregoing, each year on the Grant Date (i) the Chairman of the Board shall be granted an option to purchase an additional 10,000 shares of Common Stock, (ii) the Chairman of the Audit Committee, the Compensation Committee and the Committee on Directors Affairs shall each be granted an option to purchase an additional 1,000 shares of Common Stock.

     (b) The Committee is authorized to grant options to purchase a number of shares of Common Stock determined by the Committee on a discretionary basis to non-employee directors upon their election to the Board.

     (c) Notice of the grant of options under this Plan shall be given to each optionee to whom an option is so granted within a reasonable time after the date of such grant.

     6. OPTIONS TO BE GRANTED. Options granted under this Plan are intended to be "nonstatutory options" and are not intended to be "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     7. OPTION PRICE; FAIR MARKET VALUE. Options granted hereunder shall have a per share exercise price of 100% of the "fair market value" of a share of Common Stock on (i) the Grant Date in the case of options granted under Section 5(a) or
(ii) the date of grant in the case of options granted under Section 5(b).

     For purposes of this Plan, "fair market value" of a share of Common Stock shall mean: (i) if the Common Stock is traded on a national stock exchange on the Grant Date of such option, fair market value shall be the closing price reported by the applicable composite transactions report on such day, or if the Common Stock is not traded on such date, the mean between the closing bid-and-asked prices thereof on such exchange; (ii) if the Common Stock is traded over-the-counter and is classified as a national market issue on the Grant Date of such option, fair market value shall be the last reported transaction price quoted by the NASDAQ on that day; (iii) if the Common Stock is traded over-the-counter and is not classified as a national market issue on the Grant Date of such option, fair market value shall be the mean between the last representative bid-and-asked prices quoted by the NASDAQ on that day; or (iv) if none of the foregoing provisions is applicable, fair market value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of fair market value shall be binding and conclusive on all persons.

     8. TERM AND EXERCISE OF OPTIONS.

     (a) Options shall be exercisable in such installments and at such times as may be fixed by the Committee at the time of grant, but no option shall be exercisable after the expiration of ten years from the date of grant of such option; provided, however, that by a resolution adopted after an option is granted, the Committee may, subject to Board approval, accelerate the time at which such option or any portion thereof may be exercised.

     Unless otherwise provided in the option agreement, an option granted under this Plan may be exercised in whole or in part; provided, however, that the Corporation shall not be required to issue fractional shares.

     (b) No option shall be granted hereunder and no option granted hereunder shall be exercisable, unless, at the time of any grant or exercise of an option, such grant or exercise is in full compliance with all Federal and state securities laws. Upon the exercise of an option, the optionee shall be required to make payment in full to the Corporation of the exercise price therefor (and any required tax withholding payment) (i) in cash or cash equivalent payment, and/or (ii) with previously acquired shares of Common Stock or a combination of cash or cash equivalent and shares of Common Stock having an aggregate fair market value equal to the purchase price (and any required tax withholding payment). As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased for investment purposes only and without any present intention to sell or distribute such shares of Common Stock. Purchase of the shares of Common Stock shall be accompanied by a written request for the shares of Common Stock purchased with such payment and written request to be made to the Secretary of the Corporation. No holder of any option, or such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares of Common Stock subject to such option unless and until such person has received a certificate or certificates therefor. If, on the date on which any option granted hereunder is exercised, a registration statement relating to the shares of Common Stock issuable pursuant to this Plan is not in effect, the certificate evidencing shares of Common Stock acquired upon exercise of such option shall contain upon its face, or on the reverse thereof, the following legend:

          "These shares have not been registered under the Securities Act of 1933, as amended, or under any applicable state law. They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933, as amended, and any applicable state law, or (2) an opinion (satisfactory to the corporation) that registration is not required."

     (c) The proceeds received by the Corporation from the sale of shares of Common Stock subject to an option are to be added to the general funds of the Corporation and used for general business purposes as the Board of Directors shall, in its sole discretion, determine.

     9. TRANSFERABILITY OF OPTIONS. Options granted under this Plan may not be transferred except by will or pursuant to the laws of descent and distribution, and are exercisable, during the lifetime of the optionee, only by the optionee.

     10. DEATH, DISABILITY, RETIREMENT OR TERMINATION OF DIRECTORSHIP. Any option, the exercise period of which has not theretofore expired, shall terminate at the time of an optionee's death, the optionee's disability or the termination of an optionee's service as a director of the Corporation, and no shares of Common Stock may thereafter be delivered upon the exercise of such option except as set forth below:

          (a) In the case of any optionee who has served as a director continuously from the date of grant to the date of termination due to disability (as defined in Section 22(e) (3) of the Code), such optionee may, within two years (or such shorter period of time as is specified in the Option Agreement) after the date of such termination but before the expiration of the original exercise period, purchase some or all of the shares of Common Stock subject to an option outstanding immediately prior to such termination, to the extent the optionee was then entitled to exercise such option immediately prior thereto;

          (b) Upon the death of any optionee while serving as a director or of any disabled or retired director within two years of termination of service as a director (or such shorter period of time as is specified in the Option Agreement), the person or persons to whom such optionee's rights under the option are transferred by will or the laws of descent and distribution may within two years after the date of death, but before the expiration of the original exercise period, purchase some or all of the shares of Common Stock subject to an option outstanding immediately prior to such date of death, to the extent the optionee was then entitled to exercise such option immediately prior thereto; and

          (c) In the case of any optionee who has been a director continuously from the date of grant to the date of termination of service as a director and whose position as a director is terminated due to retirement, resignation, removal, failure to be nominated by the Board of Directors for re-election or failure to be re-elected by the stockholders of the Corporation, such optionee may, within two years after the date of any such termination not "due to cause" (or such shorter period of time as is specified in the Option Agreement) but before the expiration of the original exercise period, purchase some or all of the shares of Common Stock subject to an option outstanding immediately prior to such retirement, resignation or termination, to the extent the optionee was then entitled to exercise such option immediately prior to retirement, resignation or termination; provided, however, in the case of a termination "due to cause", all outstanding options of the optionee shall be cancelled and terminated as of the date on which such optionee is given notice of termination. For purposes of this Plan, termination "due to cause" shall mean, in the reasonable belief of the Committee, the breach of a duty of loyalty to the Corporation or its stockholders or the commission of fraud, embezzlement or theft against the Corporation, employees of the Corporation or a customer or business associate of the Corporation.

     11. CHANGES IN COMMON STOCK. In the event that, prior to the delivery by the Corporation of all of the shares of Common Stock which may be delivered hereunder and after the effective date of the Plan, there shall be any change in the outstanding Common Stock of the Corporation by reason of any recapitalization, merger, reorganization, consolidation, split-up, stock dividend or stock right distribution, the number and kind of shares deliverable hereunder and the option price, etc. shall be adjusted (but without regard to fractions) in a fair and equitable manner by the Board of Directors of the Company, whose determination in each case shall be conclusive and binding on the Corporation and the optionee and such optionee's legal representative.

     12. RIGHTS AS A STOCKHOLDER. No person participating in this Plan shall have any rights of a stockholder of the Company as to shares of Common Stock subject to an option until such option is exercised and certificates representing such shares of Common Stock are received by such optionee.

     13. IMPLIED CONSENT OF PARTICIPANTS. Every optionee, by acceptance of an option under this Plan, shall be deemed to have consented to be bound, on such optionee's own behalf and on behalf of such optionee's heirs, assigns and legal representatives, by all of the terms and conditions of this Plan.

     14. THE CORPORATION'S RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records hereunder, shall be borne by the Corporation. The Corporation shall have no responsibility or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of shares under the terms of this Plan, so long as the Corporation acts in good faith.

     15. AMENDMENT AND DISCONTINUANCE. The Board of Directors may alter, suspend, or discontinue this Plan at any time and from time to time, without obtaining the approval of the Corporation's stockholders, but may not, without the approval of the holders of a majority of the shares of the Corporation's outstanding capital stock voting thereon, make any alteration or amendment thereof which operates to increase the total number of shares of Common Stock for which an option or options may be granted under the Plan. No amendment to or termination of this Plan shall affect outstanding options theretofore granted under this Plan, and such options shall remain in full force and effect as if this Plan had not been amended or terminated.

     16. EFFECTIVE DATE. This Plan shall be effective as of May 19, 1998.

     17. TERMINATION. The period during which options may be granted under this Plan expires on May 19, 2008 unless this Plan is terminated by the Board of Directors prior to such date.

                                                                       EXHIBIT B

                            FIRST HEALTH GROUP CORP.
                             1998 STOCK OPTION PLAN

     1. PURPOSE. The purpose of the 1998 Stock Option Plan (the "Plan") is to aid First Health Group Corp. and its subsidiaries (collectively, the "Company"), in securing and retaining salaried officers and other key employees and consultants and to motivate such persons to exert their best efforts on behalf of the Company In addition, the Company expects that it will benefit from the added interest which the respective optionees will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

     2. ADMINISTRATION.

     (a) The Compensation Committee (the "Committee") of the Board of Directors (the "Board") which shall at all times be comprised of two or more directors, appointed by the Board from time to time to serve at the pleasure of the Board shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to interpret the provisions and supervise the administration of the Plan. Each member of the Committee shall be (i) a "Non-Employee Director" as determined under Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended and (ii) an "outside director" as determined under Treasury Regulation 26, CFR Section 1.162-27(e)(3).

     (b) In accordance with the provisions of this Plan, the Committee shall select the key employees and consultants to whom options shall be granted, shall determine, in the case of key employees, whether such options shall be incentive stock options ("Incentive Options") granted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("Nonstatutory Options"), and shall determine the number of shares of Common Stock, $.01 par value, of the Company (the "Common Stock") to be subject to each option and the time at which the option is to be granted. Subject to the express provisions of the Plan, the Committee shall have authority to adopt administrative regulations and procedures which are consistent with the terms of the Plan; to adopt and amend option agreements as they deem advisable; to determine the terms and provisions of such option agreements (including the period during which the option is exercisable, the option price, and the manner in which options become exercisable) to construe and interpret such option agreements; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the Federal securities and tax laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering the Plan. The Committee may designate any officers or employees of the Company to assist the Committee in the administration of the Plan and to execute documents on its behalf, and the Committee may delegate to them such other ministerial and limited discretionary duties as it sees fit. All determinations and selections made by the Committee shall be by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     (c) Each option shall be evidenced by a written instrument duly executed by the Company and optionee which shall contain such terms and conditions not inconsistent with the Plan as the Committee, upon the advice of counsel for the Company, shall determine; provided, however, that such terms need not be identical as between any two agreements.

     (d) All determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final and conclusive.

     3. ELIGIBILITY AND PARTICIPATION. The group of persons eligible to receive options shall consist of salaried officers and other key employees of, and consultants to the Company (whether or not such persons are directors of the Company). As used herein, the terms "key employee" and "key consultant" shall mean any employee of, or consultant to, the Company who, in the opinion of the Committee, has demonstrated a capacity for contributing in a substantial measure to the success of the Company. No Incentive Option may be granted to a key consultant nor may an Incentive Option be granted to an officer or employee of the Company who, immediately after such grant, owns directly or indirectly stock possessing more than 10% of the total combined voting power or value of all classes of outstanding stock of the Company or any subsidiary or parent corporation, unless, in the case of an individual who is not a consultant, the option exercise price is at least 110% of the fair market value (as of the date of the grant) of the Common Stock subject thereto and the term of the option is limited to five years from the date of grant. No purported grant of an option to any person whose employment or consulting arrangement with the Company has terminated on or before the date on which the grant of such option is approved by the Committee shall be effective.

     4. SHARES SUBJECT TO THE PLAN. The stock subject to the Plan shall be shares of the Company's authorized Common Stock and may be authorized but unissued shares or treasury shares, as the Board may from time to time determine in its sole discretion. Subject to adjustment as provided in paragraph 9 hereof, the aggregate number of shares to be delivered upon exercise of all options shall not exceed 1,400,000 shares; and, subject to like adjustment, the aggregate number of shares for which options may be granted to any one optionee shall not exceed 10% of the total number of shares permitted to be issued under the Plan. If an option expires or terminates for any reason during the period in which options may be granted under the Plan and prior to the exercise thereof in full, the shares subject to, but not delivered under, such option shall, except as hereinafter provided, be available for options thereafter granted.

     5. EXERCISE PRICE; FAIR MARKET VALUE. Nonstatutory Options granted hereunder shall have a per share exercise price of not less than 85% of the "fair market value" of a share of Common Stock on the date on which the grant of such option is approved by the Committee (such date being the effective date of the grant of such option). Incentive Options granted hereunder shall have a per share exercise price of not less than 100% of the "fair market value" of a share of Common Stock on the effective date of the grant of such option; provided, however, if an optionee owns (including constructive ownership pursuant to Section 494(d) of the Code) more than 10% of the total combined voting power or value of all classes of outstanding shares of stock of the Company or any subsidiary or parent corporation (within the meaning of Section 424(d) of the Code), then an Incentive Option granted under this Plan to such optionee shall by its terms fix the option price per share of Common Stock to be at least 110% of the fair market value of the shares of Common Stock on the date of the grant of such option and such Incentive Option shall terminate and become non-exercisable upon the expiration of five years from the date of the grant of such option. Subject to the foregoing, the option price shall be determined by the Committee.

     For purposes of this Plan, "fair market value" of a share of Common Stock shall mean: (i) if the Common Stock is traded on a national stock exchange on the effective date of the grant of such option, fair market value shall be the closing price reported by the applicable composite transactions report on such day, or if the Common Stock is not traded on such date, the mean between the closing bid-and-asked prices thereof on such exchange; (ii) if the Common Stock is traded over-the-counter and is classified as a National Market Issue (under the NASD National Market System) on the date of the grant of such option, fair market value shall be the closing sale price on that day; (iii) if the Common Stock is traded over-the-counter and is not classified as a National Market Issue on the date of the grant of such option, fair market value shall be the mean between the last representative bid-and-asked prices quoted by the Nasdaq on that day: or (iv) if none of the foregoing provisions is applicable, fair market value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of fair market value shall be binding and conclusive on all persons.

     6. TERM AND EXERCISE OF OPTIONS.

     (a) Options shall be exercisable in such installments and during such period as may be fixed by the Committee at the time of grant, but no option shall be exercisable after the expiration of ten years from the date of grant of such option and, in the case of an individual who, immediately after the grant of an Incentive Option, owns directly or indirectly stock possessing more than 10% of the total combined voting power or value of all classes of outstanding stock of the Company or any subsidiary, after the expiration of five years from the date of grant of such option; further provided that in the case of Incentive Options which are exercisable in more than one installment, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which such Incentive Options are exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

     (b) No option shall be granted hereunder and no option granted hereunder shall be exercisable, unless, at the time of any grant or exercise of an option, such grant or exercise is in full compliance with all Federal and state securities laws. Upon the exercise of an option, the optionee shall be required to make payment in full to the Company of the exercise price therefor (and any required tax withholding payment relative to Nonstatutory Options) (i) in cash or (ii) with previously acquired shares of Common Stock or a combination of cash and Common Stock having an aggregate fair market value equal to the exercise price (and any required tax withholding payment). The Committee may permit the holder of an option to elect to pay the exercise price of such option by authorizing a third-party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of such option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. No holder of any option, or his legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares of Common Stock subject to such option unless and until he has received a certificate or certificates therefor. If, on the date on which any option granted hereunder is exercised, a registration statement relating to the shares of Common Stock issuable pursuant to the Plan is not in effect, as a condition to the exercise of such option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Common Stock is being purchased for investment purposes only and without any present intention to sell or distribute such Common Stock. and the certificate evidencing shares of Common Stock acquired upon exercise of such option shall contain upon its face, or on the reverse thereof, the following legend:

          "These shares have not been registered under the Securities Act of 1933, as amended, or under any applicable state law. They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933, as amended, and any applicable state law, or (2) an opinion (satisfactory to the corporation) that registration is not required."

     (c) The proceeds received by the Company from the sale of stock subject to an option are to be added to the general funds of the Company and used for general business purposes as the Board shall, in its sole discretion, determine.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the optionee for Federal income tax purposes with respect to any grant under the Plan, the optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the grant that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the optionee. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

     (e) If an Option granted hereunder is exercised or transferred or stock issued pursuant to the exercise of an Incentive Option disposed of within (i) two years from the date of granting of the Incentive Option or (ii) one year from the date of issuing such stock, the holder of the Option must notify the Company within five (5) business days of the exercise or transfer, as the case may be.

     7. TRANSFERABILITY OF OPTIONS. Incentive Options and Nonstatutory Options may not be transferred except by will or pursuant to the laws or descent or distribution and may only be exercised by the optionholder.

     8. DEATH, DISABILITY, RETIREMENT AND TERMINATION OF EMPLOYMENT. Any option, the exercise period of which has not theretofore expired, shall terminate at the time of an optionee's death, the optionee's disability or termination of an optionee's employment or consulting arrangement with the Company, and no shares of Common Stock may thereafter be delivered pursuant to such option except as set forth below:

          (a) In the case of any employee or consultant who has been employed or retained by the Company continuously from the effective date of the grant of such option to the date of termination due to disability (as defined in Section 22(e)(3) of the Code), such optionee may, within two years (or such shorter period of time as is specified in the Option Agreement) after the date of such termination (one year in the case of an Incentive Option in order for such option to qualify for treatment as an incentive stock option under the Code) but before expiration of the original exercise period, purchase some or all of the shares subject to an option immediately prior to such termination, to the extent the optionee was then entitled to exercise such option, giving effect to any acceleration of exercisability triggered by such disability; and

          (b) Upon the death of any such employee while in active service or of any such disabled or retired employee within such two-year period (or such shorter period of time as is specified in the Option Agreement), the person or persons to whom his rights under the option are transferred by will or the laws of descent and distribution may within two years after the date of death, but before the expiration of the original exercise period, purchase some or all of the shares with respect to which the optionee was then entitled to exercise such option immediately prior thereto, giving effect to any acceleration of exercisability triggered by such death. Leaves of absence for those periods and purposes conforming to the personnel policy of the Company and as may be approved by the Committee, shall not be deemed terminations or interruptions of employment.

     In the case of any optionee who has been employed or retained by the Company continuously from the date of grant to the date of termination and whose employment or consulting arrangement is terminated due to retirement, resignation or termination, such optionee may, within two years (or such shorter period of time as is specified in the Option Agreement) after the date of any such termination not "due to cause" (three months in the case of an Incentive Option in order for such option to qualify for treatment as an incentive stock option under the Code), but before the expiration of the original exercise period, purchase some or all of the shares with respect to which the optionee was then entitled to exercise such option immediately prior to retirement, resignation or termination, giving effect to any acceleration of exercisability triggered by such termination; provided, however, in the case of a termination of employment or consulting arrangement of an optionee "due to cause", all outstanding options of the optionee shall be cancelled and terminated as of the date on which such optionee is given notice of termination. For purposes of this Plan, termination "due to cause" shall have the same meaning as ascribed thereto in any employment, consulting or similar agreement then in effect between the optionee and the Company, or if none, shall mean, in the reasonable belief of the Committee, the commission of fraud, embezzlement or theft against: (i) the Company; (ii) employees of the Company; or (iii) a customer or business associate of the Company.

     9. CHANGES IN COMMON STOCK. In the event that, prior to the delivery by the Company of all of the shares of Common Stock which may be delivered hereunder and after the effective date of the Plan, there shall be any change in the outstanding Common Stock of the Company by reason of the recapitalization, merger, reorganization, consolidation, stock split, stock dividend or stock right distribution, the number and kind of shares deliverable hereunder and the exercise price shall be adjusted (but without regard to fractions) in a fair and equitable manner by the Committee, which determination in each case shall be conclusive and binding on the Company and the optionee and his legal representative.

     10. MERGER, CONSOLIDATION, OR SALE OF ASSETS. In the event that provision is not made in connection with any merger, reorganization, consolidation or other change in corporate structure, for the continuation of the Plan and assumption of the options theretofore granted hereunder (or the substitution of substantially identical options of the surviving corporation or successor employer or a parent thereof), then each holder of an Option shall be entitled, prior to the effective date of any such transaction, to exercise such option for the full number of shares of Common Stock covered thereby which the holder would otherwise have been entitled to acquire during the remaining term of such option.

     11. RIGHTS AS A STOCKHOLDER. No person participating in the Plan shall have any rights of a stockholder of the Company as to shares subject to an option until such option is exercised and certificates representing such shares are received by the optionee.

     12. IMPLIED CONSENT OF OPTIONEE. Every optionee, by his acceptance of an option under the Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs and legal representatives, by all of the terms and conditions of the Plan.

     13. THE COMPANY'S RESPONSIBILITY. All expenses of the Plan, including the cost of maintaining records hereunder, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the determination to grant (or not grant) an option hereunder or the exercise price, number of shares or other terms and conditions of any option granted under the Plan, so long as the Company acts in good faith.

     14. AMENDMENT AND DISCONTINUANCE. The Board may alter, suspend, or discontinue the Plan at any time and from time to time, without obtaining the approval of the Company's stockholders, but may not, without the approval of the holders of a majority of the shares of the Company's outstanding capital stock voting thereon, make any alteration or amendment thereof which operates to (a) increase the total number of shares reserved for purposes of this Plan except as provided in paragraph 9 hereof or (b) increase the total number of shares for which an option or options may be granted to any single employee or consultant. No amendment to or termination of the Plan shall affect outstanding options theretofore granted under the Plan, and, unless the option agreements relating to such options are amended, such options shall remain in full force and effect as if the Plan had not been amended or terminated.

     15. EFFECTIVE DATE. Subject to stockholder approval, the Plan shall become effective on May 19, 1998.

     16. TERMINATION. The period during which options may be granted under the Plan expires on May 19, 2008 unless the Plan is terminated by the Board prior to such date.

                                         (Please sign and date on reverse side)|
                                                                               |
                            FIRST HEALTH GROUP CORP.                           |
                                                                               |
          This Proxy is solicited on behalf of the Board of Directors          |
                                                                               |
JAMES C. SMITH, RONALD H. GALOWICH and JOSEPH E. WHITTERS and each of them, | are hereby constituted and appointed the lawful attorneys and proxies of the | undersigned, with full power of substitution, to vote and act as proxy with | respect to all shares of common stock, $.01 par value, of FIRST HEALTH GROUP | CORP. (the "Company") standing in the name of the undersigned on the books of | the Company at the close of business on March 30, 1998, at the Annual Meeting | of Stockholders to be held at the offices of the Company, 3200 Highland Avenue,| Downers Grove, Illinois 60515, at 10:00 a.m., local time, on Tuesday, May 19, |
1998, and at any postponements or adjournments thereof, as follows.            |
                                                                               |
(1) ELECTION OF DIRECTORS                                                      |
                                                                               |
    [ ]FOR all nominees listed below            [ ]WITHHOLD AUTHORITY          |
    (except as marked to the contrary           to vote for all nominees listed|
    below)                                       below                         |
                                                                               |
                                                                               |
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike |
 a line through the nominee's name in the list below)                          |
                                                                               |
                                                                               |
Robert J. Becker, M.D., Michael J. Boskin, Ph.D., Daniel S. Brunner, Robert S. | Colman, Ronald H. Galowich, Harold S. Handelsman, Burton W. Kanter, Don Logan, |
Thomas J. Pritzker, David E. Simon, James C. Smith                             |
                                                                               |
(2) APPROVAL OF THE 1998 DIRECTORS' STOCK OPTION PLAN.                         |
                                                                               |
        [  ] FOR        [  ] AGAINST         [  ] ABSTAIN                      |
                                                                               |
                                                                               |
(3) APPROVAL OF THE 1998 STOCK OPTION PLAN.                                    |
                                                                               |
        [  ] FOR        [  ] AGAINST         [  ] ABSTAIN                      |
                                                                               |
(4) In their discretion, the proxies are authorized to vote upon such other | business as may properly come before the meeting and any postponements or |
     adjournments thereof.                                                     |
                                                                               |
The Board of Directors recommends a vote FOR proposals 1, 2, and 3.            |
                                                                               |
--------------------------------------------------------------------------------

                                                IMPORTANT
                                   PLEASE COMPLETE BOTH SIDES OF THE PROXY CARD,
                                     DETACH AND RETURN IN THE ENCLOSED ENVELOPE.



                            DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                         (continued from other side)

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE 1998 DIRECTORS' STOCK OPTION PLAN AND FOR THE APPROVAL OF THE 1998 STOCK OPTION PLAN.



                                        Signed: _______________________________

                                                _______________________________

                                        Dated: __________________________,  1998
                                        (Please sign proxy as name appears
                                        thereon. Joint owners should each sign
                                        personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.)